NEWS RELEASE

Virtus Investment Partners Announces Agreement to Add Keystone National Group as an Investment Manager

2025-12-05

Expands Capabilities into Private Markets with a Differentiated Offering Focused on Asset-Backed Lending

HARTFORD, Conn.--(BUSINESS WIRE)-- **Virtus Investment Partners, Inc.** (NYSE: VRTS), which operates a multi-manager asset management business, today announced it has entered into a definitive agreement to acquire a majority interest in Keystone National Group ("Keystone"), an investment manager specializing in asset-centric private credit and a pioneer in providing such strategies to the wealth channel. The transaction expands Virtus' offerings into private markets with the addition of a differentiated asset-backed lending capability.

Founded in 2006, Keystone has over two decades of experience managing private credit assets, offering differentiated exposure to private markets primarily through its diversified asset-backed lending strategies, which include equipment finance, real estate finance, financial assets, and asset-backed corporate loans. Since inception, Keystone, which managed $2.5 billion as of October 31, 2025, has deployed over $6 billion of capital in more than 750 transactions. Keystone's differentiated strategies are implemented in its $2.0 billion flagship tender offer fund, Keystone Private Income Fund ("KPIF"), which has strong support from leading wealth managers as a result of its stable and consistent investment performance relative to other private credit funds and income-oriented funds more broadly. In addition, Keystone also manages two private REITs specializing in real estate bridge lending and real estate equity.

"Partnering with Keystone allows us to offer strategies of an innovative asset-centric private credit manager that has delivered attractive, uncorrelated returns to meet the needs of clients who are increasingly looking for alternative sources of income as well as to diversify their private credit exposure beyond direct lending," said George R. Aylward, president and chief executive officer of Virtus. "John Earl and Brandon Nielson, Keystone's co-founders, and their team have built a high quality, client-focused business and we welcome them to our family of investment managers."

Under the Agreement, Virtus would purchase a majority interest in Keystone for consideration of $200 million at closing and up to an additional $170 million of deferred consideration, including earnout payments subject to the achievement of future revenue targets. Virtus expects to finance the transaction using existing balance sheet resources.

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Keystone's management team will retain meaningful equity in Keystone and the managing partners will enter into long-term employment agreements. As a Virtus investment manager, Keystone will retain autonomy over its investment process and day-to-day activities, as well as preserve its culture and brand identity.

"We are excited to be partnering with Virtus, who we view as an ideal strategic partner to support our next stage of growth and evolution for the firm. We are proud of our consistent track record over the last two decades as an early pioneer in asset-backed private credit and grateful for the support of our investors, team and partners who have all contributed to our shared success. We look forward to continuing to deliver outstanding service for our clients as part of the Virtus platform," said John Earl, co-founder and managing partner of Keystone. "Virtus' extensive distribution footprint positions us to further capitalize on the increasing number of investment opportunities that we continue to see in our differentiated asset-backed credit space."

The transaction is expected to close in the first quarter of 2026, subject to customary closing conditions, including approval by the KPIF fund board and fund shareholders, and is expected to be accretive to earnings in 2026. Virtus will host an investor conference **call** and **webcast** on Friday, December 5, 2025 at 10:00 a.m. Eastern to discuss today's announcement. The presentation that will accompany the conference call is available in the Investor Relations section of virtus.com.

RBC Capital Markets acted as financial advisor and Goodwin Procter LLP was the legal advisor to Virtus on the transaction. BofA Securities acted as financial advisor and Willkie Farr & Gallagher LLP was the legal advisor to Keystone National Group.

About Keystone National Group

Founded in 2006, Keystone National Group is a private credit investment firm focused on asset-backed credit across a wide variety of industries and asset types, including equipment finance, specialty real estate lending, consumer finance, and corporate lending. Keystone is headquartered in Salt Lake City, Utah and has approximately 40 employees. Additional information about Keystone is available at **keystonenational.com**.

About Virtus Investment Partners

Virtus Investment Partners (NYSE: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. We provide products and services from our **investment** managers, each with a distinct investment style and autonomous investment process, as well as select subadvisers. Investment solutions are available across multiple disciplines and product types to meet a wide array of investor needs. Additional information about our firm, investment partners, and strategies is available at **virtus.com**.

Mutual fund investing involves risk. Principal loss is possible. Futures and forward contracts can involve a high degree of risk and may result in potentially unlimited losses. Because they depend on the performance of an underlying asset, they can be highly volatile and are subject to market, credit, and counterparty risks.

Forward-Looking Information

This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are "forwardlooking

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statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by such forward-looking terminology as "expect," "estimate," "intent," "plan," "intend," "believe," "anticipate," "may," "will," "should," "could," "continue," "project," "opportunity," "predict," "would," "potential," "future," "forecast," "guarantee," "assume," "likely," "target" or similar statements or variations of such terms.

Our forward-looking statements are based on a series of expectations, assumptions and projections about the company and the markets in which we operate, are not guarantees of future results or performance, and involve substantial risks and uncertainty including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans, and ability to borrow, for all future periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.

Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our 2024 Annual Report on Form 10-K, as supplemented by our periodic filings with the Securities and Exchange Commission (the "SEC"), as well as the following risks and uncertainties resulting from: (i) reduction in our assets under management; (ii) financial or business risks from strategic transactions; (iii) withdrawal, renegotiation or termination of investment management agreements; (iv) damage to our reputation; (v) inability to satisfy financial debt covenants and required payments; (vi) lack of sufficient capital on satisfactory terms; (vii) inability to attract and retain key personnel; (viii) challenges from competition; (ix) adverse developments related to unaffiliated subadvisers; (x) negative changes in key distribution relationships; (xi) interruptions, breaches, or failures of technology systems; (xii) loss on our investments; (xiii) adverse regulatory and legal developments; (xiv) failure to comply with investment guidelines or other contractual requirements; (xv) adverse civil litigation, government investigations, or proceedings; (xvi) unfavorable changes in tax laws or unanticipated tax obligations; (xvii) impediments from certain corporate governance provisions; (xviii) losses or costs not covered by insurance; (xix) impairment of goodwill or other intangible assets; and other risks and uncertainties. Any occurrence of, or any material adverse change in, one or more risk factors or risks and uncertainties referred to above, in our 2024 Annual Report on Form 10-K, and our other periodic reports filed with the SEC could materially and adversely affect our operations, financial results, cash flows, prospects and liquidity.

Certain other factors that may impact our continuing operations, prospects, financial results and liquidity, or that may cause actual results to differ from such forward-looking statements, are discussed or included in the company's periodic reports filed with the SEC and are available on our website at virtus.com under "Investor Relations." You are urged to carefully consider all such factors.

The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us that modify or affect any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.

Sean Rourke
Investor Relations
Virtus Investment Partners
(860) 263-4709

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sean.rourke@virtus.com Laura Parsons Media Relations Virtus Investment Partners (860) 503-1382 laura.parsons@virtus.com Jaime Doyle JConnelly Media Relations (973) 944-8105 jdoyle@jconnelly.com Source: Virtus Investment Partners 4